                                                                   EXHIBIT 10(u)

                   FIRST AMENDMENT TO OFFICE LEASE AGREEMENT
                   -----------------------------------------

     THIS FIRST AMENDMENT TO OFFICE LEASE AGREEMENT (this "Amendment") is
                                                           ---------
executed effective as of the 21st day of November, 1996, by and between LAKE AUSTIN COMMONS, LTD. ("Landlord") and CLINICOR, INC. ("Tenant").
                       --------                        ------

                              W I T N E S S E T H
                              - - - - - - - - - -

     WHEREAS, as of October 23, 1996, Landlord and Tenant executed and entered into that certain Office Lease Agreement (the "Lease") covering approximately
                                              -----
15,180 square feet of net rentable area (the "Initial Premises") in that certain
                                              ----------------
building (the "Building") known as Hartland Plaza, 1717 W. Sixth Street, Austin,
               --------
Texas, as more particularly described therein;

     WHEREAS, Landlord and Tenant desire that certain premises be added to the Lease; and

     WHEREAS, in connection with the addition of such premises to the Lease, Landlord and Tenant desire that the Lease be modified and amended in certain respects (except as otherwise expressly provided herein, the defined terms used herein shall have the same meanings as ascribed to such terms in the Lease).

     NOW, THEREFORE, for and in consideration of the mutual covenants herein contained and other good and valuable consideration, Landlord and Tenant do hereby agree as follows:

     1. The Lease is hereby modified and amended to provide that, effective as of the Additional Premises Commencement Date (as hereinafter defined), the Premises shall additionally include the space cross-hatched in Exhibit A
                                                              ---------
attached hereto (the "Additional Premises"), which is located on the fourth
                      -------------------
(4th) floor of the Building. Landlord and Tenant acknowledge and agree that the Additional Premises contains 6,454 square feet of net rentable area. Accordingly, from and after the Additional Premises Commencement Date, the Premises shall be comprised of the Initial Premises and the Additional Premises; provided, however, notwithstanding anything contained in the Lease to the contrary:

         (i) As used herein, "Additional Premises Commencement Date" shall mean the "substantial completion date" with respect to the Additional Premises, as such term is described and defined in the Work Letter. The Commencement Date of the Lease shall be the earlier of the date Tenant begins operating its business in the Initial Premises or fifteen (15) days after the "substantial completion date" of the Initial Premises (the deadlines and penalties set forth in Section
1.07 of the Lease shall apply only to the Initial Premises). As provided in
Section 1.08 of the Lease, the Expiration Date of the Lease with respect to all of the Premises shall be five (5) years after the Commencement Date of the Lease.

         (ii) Base Rent for each square foot of net rentable area in the Additional Premises shall be $1.18 per month for the portion of the first year of the Term from the Additional Premises Commencement Date through the end of the first year of the Term, $14.71 for the second year of the Term of the Lease, $15.21 for the third year of the Term of the Lease, $15.71 for the fourth year of the Term of the Lease, and $16.21 for the fifth year of the Term of the Lease. Such Base Rent shall be payable in advance in equal monthly installments (subject to adjustment as Base Rent increases).

         (iii) From and after the Additional Premises Commencement Date, Tenant's Pro Rata Share shall be twelve and 94/100ths percent (12.93%).

         (iv) Upon the complete execution hereof, Tenant shall pay to Landlord the first month of Base Rent with respect to the Additional Premises in the amount of $7,615.72.

         (v) Landlord shall construct improvements to the Additional Premises in accordance with the Work Letter attached to the Lease (hereinafter referred to as the "Additional Premises Improvements"). Landlord shall use commercially
           --------------------------------
reasonable efforts to cause the Additional Premises Improvements to be completed as soon as practicable after the date hereof. Landlord shall provide a Tenant Improvement Allowance with respect to the Additional Premises Improvements in the amount of $54,859.00 (hereinafter referred to as the "Additional Premises TI
                                                          ----------------------
Allowance"). Notwithstanding anything in the Lease to the contrary, $16,135.00
---------                                                           ----------
of the Additional Premises TI Allowance may be expended for improvements to the most westerly 2,126 square feet of the Initial Premises; otherwise, the
              -----
Additional Premises TI Allowance shall be used only to pay for the Additional Premises Improvements.

     2. The last sentence of Section 3.05(b) of the Lease is hereby modified and amended such that "$5,277.85" is replaced with "$7,586.17".

     3. The Lease is hereby modified and amended such that in addition to the Construction Fee paid by Tenant pursuant to Section 3.06 of the Lease, Tenant shall pay to Landlord, upon the complete execution of this Amendment, in consideration of and as compensation for Landlord's construction of the Additional Premises Improvements, a cash fee (the "Additional Construction Fee")
                                                   ---------------------------
in the amount of One Hundred Nineteen Thousand Four Hundred Dollars ($119,400.00). Except in the event that Tenant terminates the Lease pursuant to
Section 1.07, Section 11.01 or Exhibit C of the Lease, the Additional Construction Fee shall be non-refundable to Tenant.

     4. The last sentence of Section 11.01 of the Lease is hereby modified and amended to read in its entirety as follows: "In the event that the Non-Disturbance Agreement is not delivered to Tenant within one hundred twenty
(120) days after the effective date of this Lease, Tenant may terminate this Lease by written notice to Landlord, in which event the Construction Fee and the Additional Construction Fee shall be refunded to Tenant."

     5. Section 12.04 of the Lease is hereby modified and amended such that "$5,277.85" is replaced with "$7,586.17".

     6. The Lease is hereby modified and amended such that effective as of the Additional Premises Commencement Date, Exhibit C to the Lease shall be replaced
                                       ---------
with the Exhibit C attached hereto.
         ---------

     7.  The Lease is hereby modified and amended such that Exhibit G to the
                                                            ---------
Lease is hereby deleted in its entirety.

     8. Any and all terms and provisions of the Lease are hereby amended and modified wherever necessary, and even though not specifically addressed herein, so as to conform to the amendments set forth in the preceding paragraphs hereof.

     9. Any and all of the terms and provisions of the Lease shall, except as expressly amended and modified hereby, remain in full force and effect.

    10. This Amendment may be executed in any number of counterparts, any one of which shall constitute an original and all counterparts being but one instrument.

        11. The parties hereto agree that this Amendent may be transmitted between them by facsimile machine. The parties hereto intend that faxed signatures constitute original signatures and that a faxed copy of this Amendment containing the signatures (original or faxed) of all the parties shall be binding on the parties.

EXECUTED effective as of the date first above written.


                                       LANDLORD:
                                       --------

                                       LAKE AUSTIN COMMONS, LTD.,
                                       a Texas limited partnership

                                       By: Sage Land Company, Inc.,
                                           a Texas corporation
                                           its General Partner

                                           By: /s/ Wm Burrow
                                               ----------------------------

                                           Name:   Wm Burrow
                                                ---------------------------

                                           Title:  Pres
                                                 --------------------------


                                       TENANT:
                                       ------

                                           CLINICOR, INC.

                                           By: /s/ Susan M. Georgen-Saad
                                              -----------------------------

                                           Name: Susan M. Georgen-Saad
                                                ---------------------------

                                           Title:  Vice President
                                                 --------------------------

                                   EXHIBIT C

                                      TO

                     LEASE DATED October 23, 1996 BETWEEN

                           LAKE AUSTIN COMMONS, LTD.

                                  as LANDLORD

                                      and

                                Clinicor, Inc.

                                   as TENANT


                                    PARKING
                                    -------

     (a) At all times during the term of this Lease (as same may be extended), Landlord agrees to lease to Tenant and Tenant agrees to lease from Landlord (i) twenty-four (24) parking spaces in the uncovered parking lot (the "West Lot") located immediately to the west of the Building, (ii) twenty-three
 --------
(23) parking spaces in the uncovered parking lot (the "South Lot") located
                                                       ---------
across Fifth Street from the Building, and (iii) twenty-four (24) parking spaces in the structured parking facility (the "Structured Facility") located
                                         -------------------
appurtenant to the Building. Five (5) of the spaces in the Structured Facility shall be marked as reserved for Tenant near the elevator located on level G3 of the Structured Facility; provided however, if more than forty percent (40%) of the parking spaces in the Structured Facility are reserved for tenants of the Building, then a like percentage of Tenant's spaces in the Structured Facility shall be designated as reserved. Unless otherwise provided in this Exhibit, no specific spaces in the Outdoor Facility or the Structured Facility are to be assigned to Tenant. Landlord may designate the area within which each such vehicle may be parked, and may change such designations from time to time. Landlord may make, modify and enforce rules and regulations relating to the parking of automobiles, and Tenant will abide by such rules and regulations so long as such rules and regulations do not materially and adversely affect Tenant's use of such parking spaces. Landlord also reserves the right to increase the size of the Structured Facility or to construct a new building or structured parking facility on all or any part of the West Lot or the South Lot, provided that Tenant at all times remains entitled to parking spaces at the rates and quantities described above in the West Lot, the South Lot, the Structured Facility, the New Lot (as hereinafter defined) and/or any other available alternative lot.

(b) Tenant covenants and agrees to pay to Landlord during the term of this Lease, as additional rent hereunder, the sum of $20.00 per month for each parking space in the Structured Facility and the sum of $0.00 per month for each parking space in the West Lot or the South Lot, such sums (collectively the "Basic Parking Charge") to be payable monthly in advance on the first day of
 --------------------
each and every calendar month during the term of this Lease, and a pro rata portion of such sums shall be payable for the first partial calendar month in the event the term of this Lease commences on a date other than the first day of a calendar month. Tenant's obligation to pay the Basic Parking Charge shall be considered an obligation to pay rent for all purposes hereunder, and any default in the payment of Basic Parking Charge shall be deemed a default in the payment of rent hereunder.

     (c)     Subject to obtaining the necessary permits and approval of the
City of Austin, Landlord shall use its good faith effort to construct a new parking lot (the "New Lot") on the site that is south and east of the South Lot
                  -------
within one (1) year after the date hereof. Upon the completion of the New Lot, Tenant may, at its option, lease up to fifteen (15) parking spaces in the New Lot at the monthly rate of $20.00 per space. If a New Lot has not been completed by March 1, 1997, then Landlord shall lease to Tenant at the rate of $20.00 per space per month, until the completion of the New Lot, six (6) additional unreserved parking spaces in the South Lot.

     (d) Tenant agrees to furnish to Landlord the state automobile license numbers assigned to automobiles of Tenant and its employees within seven (7) days from its receipt of written notice from Landlord requesting such information. Landlord shall not be liable or responsible for any loss of or to any car or vehicle or equipment or other property therein or damage to property or personal injuries (fatal or nonfatal), except if caused by Landlord's gross negligence or willful misconduct.

(e) In the event any of the above parking spaces are or become permanently unavailable at any time or from time to time throughout the Term, whether due to condemnation, casualty or any other cause beyond the reasonable control of Landlord, the Lease shall continue in full force and effect, it being expressly agreed and understood that Landlord's only duty shall be to make a good faith effort to provide substitute parking spaces for those spaces rendered unavailable in the New Lot, the West Lot, the South Lot, the Structured Facility and/or any other available alternative lot, provided, however, in the event that any of the above parking spaces become permanently unavailable and Landlord is unable to provide substitute parking spaces in the lots described above such that Tenant has at least sixty-three (63) parking spaces at the rates described above, Tenant shall be entitled to terminate this Lease by delivering written notice to Landlord within ten (10) business days after the number of parking spaces available to Tenant falls below sixty-three (63). In the event that Tenant so terminates this Lease, Landlord shall refund to Tenant an amount of the Construction Fee equal to (i) $7586.17, times (ii) the number of months remaining in the initial Term of this Lease as of the date of termination. If Tenant does not terminate this Lease within such ten (10) business day period, Tenant shall have no further right to terminate this Lease pursuant to this Exhibit C.

                                   EXHIBIT A

                                      TO

                   FIRST AMENDMENT TO OFFICE LEASE AGREEMENT
                   -----------------------------------------

                           LAKE AUSTIN COMMONS, LTD.

                                  as LANDLORD

                                      and

                                Clinicor, Inc.

                                   as TENANT

                              ADDITIONAL PREMISES
                              -------------------


            [TECHNICAL DRAWING OF HARTLAND PLAZA FOURTH FLOOR PLAN]


[LOGO OF BTG/PARTNERS INC. APPEARS HERE]


HARTLAND PLAZA - FOURTH FLOOR PLAN